Exhibit 10.1.3

EXECUTION VERSION

PNG COMPANIES LLC

THIRD AMENDMENT

Dated as of November 9, 2017

to

NOTE PURCHASE AGREEMENT

Dated as of February 26, 2010

As Amended by the

FIRST AMENDMENT

Dated as of August 10, 2011

And

SECOND AMENDMENT

Dated as of August 22, 2013

Re: $181,000,000 5.53% Series 2010-A Senior Secured Notes, Tranche 3,

due February 26, 2020

$150,000,000 2.43% Series 2013-A Senior Secured Notes,

Tranche 1, due December 19, 2017

$150,000,000 4.10% Series 2013-A Senior Secured Notes,

Tranche 2, due December 19, 2023

$114,000,000 4.25% Series 2013-A Senior Secured Notes,

Tranche 3, due December 19, 2025

$50,000,000 3.58% Series 2017-A Senior Secured Notes

due July 14, 2024

$50,499,999.95 4.26% Series 2017-B Senior Secured Notes

due December 20, 2031

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS THIRD AMENDMENT dated as of November 9, 2017 (this “Amendment”) to the Note Purchase Agreement dated as of February 26, 2010 is between PNG COMPANIES LLC, a Delaware limited liability company (the “Company”), and each of the institutions which is named on the signature pages to this Amendment (collectively, the “Noteholders”).

RECITALS:

A. The Company and each of the Noteholders have heretofore entered into that certain Note Purchase Agreement dated as of February 26, 2010 (as amended by the First Amendment to Note Purchase Agreement dated as of August 10, 2011, the Second Amendment to Note Purchase Agreement dated as of August 22, 2013, that certain First Supplement to the Note Purchase Agreement dated as of December 12, 2013, that certain Second Supplement to the Note Purchase Agreement dated as of July 14, 2017 and that certain Third Supplement to the Note Purchase Agreement dated as of September 20, 2017, the “Note Purchase Agreement”).

B. The Company has heretofore issued (1) $181,000,000 aggregate principal amount of its 5.53% Series 2010-A Senior Secured Notes, Tranche 3, due February 26, 2020 (the “Series 2010-A Notes”), (2)(i) $150,000,000 aggregate principal amount of its 2.43% Series 2013-A Senior Secured Notes, Tranche 1, due December 19, 2017 (the “Series 2013-A Tranche 1 Notes”), (ii) $150,000,000 aggregate principal amount of its 4.10% Series 2013-A Senior Secured Notes, Tranche 2, due December 19, 2023 (the “Series 2013-A Tranche 2 Notes”) and (iii) $114,000,000 aggregate principal amount of its 4.25% Series 2013-A Senior Secured Notes, Tranche 3, due December 19, 2025 (the “Series 2013-A Tranche 3 Notes”, together with the Series 2013-A Tranche 1 Notes and the Series 2013-A Tranche 2 Notes, collectively, the “Series 2013-A Notes”), (3) $50,000,000 aggregate principal amount of its 3.58% Series 2017-A Senior Secured Notes, due July 14, 2024 (the “Series 2017-A Notes”), and (4) $50,499,999.95 aggregate principal amount of its 4.26% Series 2017-B Senior Secured Notes, due December 20, 2031 (the “Series 2017-B Notes” said Series 2017-B Notes together with the Series 2010-A Notes, Series 2013-A Notes and Series 2017-A Notes are hereinafter referred to collectively as the “Notes”) pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

C. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

E. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in Section 3 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

Section 1.1 Section 2.2(c)(5) of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

(5) immediately after giving effect to the issuance of such Additional Notes, the Notes (including such Additional Notes) shall have at least an Investment Grade Rating by at least two Rating Agencies and each holder of Notes shall have received evidence thereof; provided that in the event that, prior to such issuance, any Rating Agency does not have an Investment Grade Rating on the Notes, this condition shall be met in the event the Notes (including such Additional Notes) have at least the same rating as the Notes were rated immediately prior to such issuance by such Rating Agency and each holder of Notes shall have received evidence thereof.

Section 1.2 Section 5.16 of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

Section 5.16 Foreign Assets Control Regulations, Etc.

(a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations, Canada or the European Union.

(b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Canadian Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Canadian Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(1) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws, Canadian Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws or Canadian Economic Sanctions Laws;

(2) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(3) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Canadian Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 1.3 Section 8.7(h) of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

“Change of Control” shall mean (1) the Sponsor and its Affiliates shall cease to directly or indirectly own and control 51% of the economic and voting interests in the Company or (2) the Company shall cease to directly own and control 100% of the economic and voting interests in Peoples and each Equitable Company other than the Immaterial PNG Subsidiaries (but only to the extent such Equitable Company has not merged with and into Peoples); provided, that the event specified in clause (1) above shall not constitute a “Change of Control” if subsequent to the announcement of the event giving rise to (1) and prior to the occurrence of such event the Notes have an Investment Grade Rating from at least two Rating Agencies and each holder of Notes shall have received evidence thereof.

Section 1.4 Section 9.11 of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

Section 9.11 Maintenance of Ratings. The Company shall continue to use commercially reasonable efforts to (a) maintain a rating of the Notes by at least two Rating Agencies and (b) cause each such rating of the Notes to identify each Series and tranche of Notes by maturity date and CUSIP; provided that no on-going minimum rating shall be required.

Section 1.5 Section 10.3 of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

Section 10.3 Limitation on Debt. The Company will not, at any time, permit Subsidiary Debt (including Indebtedness of a Subsidiary under any HGI Facility) to exceed an amount equal to 20% of Consolidated Total Net Worth as of the end of the then most recently ended fiscal quarter of the Company; provided that in no event shall the amount of Subsidiary Debt permitted pursuant to this Section 10.3 at any time exceed the amount of Subsidiary Debt then permitted to be outstanding under the Credit Agreement (without giving effect to any amendment or waiver thereof entered into after the occurrence and during the continuance of a Default or Event of Default). The Company will not at any time, permit the incurrence of any Indebtedness unless (i) the Consolidated Debt to Capitalization Ratio as of the most recently ended fiscal quarter prior to the incurrence of such Indebtedness, calculated on a pro forma basis, after giving effect to such incurrence as if such incurrence had occurred on the first day of such fiscal quarter, shall be no greater than 0.60 to 1.00, (ii) immediately before and immediately after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing and (iii) solely in connection with any Indebtedness used to refinance a portion (but less than all) of the Notes, such Indebtedness shall not have terms, other than pricing, more favorable to the providers of such Indebtedness than the terms of this Agreement unless consented to by the Required Holders.

Section 1.6 Section 10.15 of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

Section 10.15. Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws or Canadian Economic Sanctions Laws.

Section 1.7 Schedule B to the Note Purchase Agreement is hereby amended by adding or amending and restating, as applicable, in the correct alphabetical order the following definitions:

“Anti-Corruption Laws” shall mean any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” shall mean any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” shall mean (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Canadian Blocked Person, (c) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or Canadian Economic Sanctions Laws or (d) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a), (b) or (c).

“Canadian Blocked Person” shall mean (i) a “terrorist group” as defined for the purposes of Part II.1 of the Criminal Code (Canada), as amended or (ii) a Person identified in or pursuant to (x) Part II.1 of the Criminal Code (Canada), as amended or (y) regulations or orders promulgated pursuant to the Special Economic Measures Act (Canada), as amended, the United Nations Act (Canada), as amended, or the Freezing Assets of Corrupt Foreign Officials Act (Canada), as amended, in any case pursuant to this clause (ii) as a Person in respect of whose property or benefit a holder of Notes would be prohibited from entering into or facilitating a related financial transaction.

“Canadian Economic Sanctions Laws” shall mean those laws, including enabling legislation, orders-in-council or other regulations administered and enforced by Canada or a political subdivision of Canada pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including Part II.1 of the Criminal Code (Canada), as amended, the Special Economic Measures Act (Canada), as amended, the United Nations Act (Canada), as amended, the Export and Import Permits Act (Canada), as amended, and the Freezing Assets of Corrupt Foreign Officials Act (Canada), as amended, and including all regulations promulgated under any of the foregoing, or any other similar sanctions program or action.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” shall mean (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“EQT Acquisition” shall mean the acquisition by the Company of all of the stock of the Equitable Companies pursuant to the EQT Acquisition Documentation.

“EQT Acquisition Documentation” shall mean the Master Purchase Agreement dated as of December 19, 2012 among the Company, EQT Corporation and Distribution Holdco, LLC and the Asset Exchange Agreement dated as of December 19, 2012 between the Company and EQT Corporation and all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith.

“Equitable Companies” shall mean Equitable Gas Company, LLC and Equitable Homeworks, LLC; provided that after the effectiveness of the EQT Acquisition, the assets and liabilities of the referenced entities may be transferred among such entities and several other wholly-owned Subsidiaries of the Company, in which case, “Equitable Companies” shall mean all such entities.

“Governmental Authority” shall mean

(a) the government of

(1) the United States of America, Canada, any State or province or other political subdivision thereof, or

(2) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Immaterial PNG Subsidiaries” shall mean (a) Peoples Gas KY LLC, a Kentucky limited liability company, (but only if it holds no assets or substantially all of its assets consist of the jurisdictional assets located in Kentucky which were acquired in connection with the EQT Acquisition), (b) Peoples Gas WV LLC, a West Virginia limited liability company, (but only if it holds no assets or substantially all of its assets consist of the jurisdictional assets located in West Virginia which were acquired in connection with the EQT Acquisition), (c) Equitable Homeworks, LLC (but only if such entity does not acquire additional material assets after the consummation of the EQT Acquisition), (d) PNG Gathering LLC, a Delaware limited liability company, (but only if it holds no assets or substantially all of its assets consist of the jurisdictional assets located in Pennsylvania which were acquired in connection with the EQT Acquisition and solely relate to the Goodwin and Tombaugh gathering systems), (e) Peoples Midstream Holdings, LLC, a Pennsylvania limited liability company, (but only if it holds no assets), and (f) Peoples Homeworks LLC, a Delaware limited liability company, (but only if it holds no assets or substantially all of its assets consist of the assets of Equitable Homeworks, LLC, to the extent Equitable Homeworks, LLC, would constitute an Immaterial PNG Subsidiary pursuant to clause (c) above).

“OFAC” shall mean the Office of Foreign Assets Control of the United States Department of the Treasury.

“S&P” shall mean S&P Global Ratings, a division of S&P Global, Inc.

“State Sanctions List” shall mean a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“U.S. Economic Sanctions Laws” shall mean those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

Section 1.8 Clause (h) in the definition of Permitted Acquisition in Schedule B to the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(h) after the announcement of the Add-On Acquisition and prior to the completion of the Add-On Acquisition, the Notes will have at least an Investment Grade Rating from two Rating Agencies and each holder of Notes shall have received evidence thereof; provided that in the event that, prior, to the announcement of such Add-On Acquisition, any Rating Agency does not have an Investment Grade Rating on the Notes, this condition shall be met in the event the Notes have at least the same rating as the Notes were rated immediately prior to such announcement by such Rating Agency and each holder of Notes shall have received evidence thereof;

Section 1.9 Schedule B to the Note Purchase Agreement is hereby amended by deleting the following definitions:

CISADA

OFAC Listed Person

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

In order to induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Company represents and warrants to the Noteholders that:

(a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the execution, delivery and performance by the Company of this Amendment and performance by the Company of the terms of the Note Purchase Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite company action and, if required, member action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, except consents or approvals (A) described in Schedule 5.7 to the Note Purchase Agreement, which have been obtained or made, are in full force and effect and are not subject to appeal or any condition which has not been satisfied or (B) the failure of which to obtain could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation applicable to the Company or its organizational documents, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound or (B) result in a breach of, or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2(b); and

(c) no Default or Event of Default has occurred and is continuing.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

Upon satisfaction of each of the following conditions, this Third Amendment shall become effective on and as of November 9, 2017:

(a) executed counterparts of this Amendment, duly executed by the Company and the holders of the Notes under the Note Purchase Agreement, shall have been delivered to the Noteholders;

(b) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and

(c) the Company shall have paid the reasonable fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

SECTION 4. MISCELLANEOUS.

Section 4.1 This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement, the Notes and each Security Document are hereby ratified and shall be and remain in full force and effect. On and after the date hereof each reference in the Note Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Note Purchase Agreement, and each reference in each of the Security Documents or Notes to “the Note Purchase Agreement,” “thereunder,” “thereof” or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment.

Section 4.2 The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.3 This Amendment shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

* * * * * * * * *

[Remainder of page intentionally left blank.]

The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

PNG COMPANIES LLC

By:	/s/ Preston Poljak
Name: Preston Poljak
Title: Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY

By:	PGIM, Inc., as investment manager
By:	/s/ BL
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager
By:	PGIM, Inc., as Sub-Adviser
By:	/s/ BL
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:	/s/ BL
Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

METROPOLITAN LIFE INSURANCE COMPANY GENERAL AMERICAN LIFE INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its Investment Manager
By:	/s/ John A. Wills
Name:	John A. Wills
Title:	Senior Vice President and Managing Director

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

By:	MetLife Investment Advisors, LLC, Its Investment Manager
By:	/s/ C. Scott Inglis
Name:	C. Scott Inglis
Title:	Senior Vice President and Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT

VOYA INSURANCE AND ANNUITY COMPANY (f/k/a ING USA Annuity and Life Insurance Company)

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY (f/k/a ING Life Insurance and Annuity Company)

SECURITY LIFE OF DENVER INSURANCE COMPANY

RELIASTAR LIFE INSURANCE COMPANY

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By:	Voya Investment Management LLC, as Agent
By:	/s/ Fitzhugh L. Wickham III
Name:	Fitzhugh L. Wickham III
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Howard Stern
Name:	Howard Stern
Title	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT

BANNER LIFE INSURANCE COMPANY
By:	Barings LLC as its Investment Adviser
By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Its:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Barings LLC as its Investment Adviser
By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Its:	Managing Director

C.M. LIFE INSURANCE COMPANY
By:	Barings LLC as its Investment Adviser
By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Its:	Managing Director

MASSMUTUAL ASIA LIMITED
By:	Barings LLC as Investment Adviser
By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Its:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT

PACIFIC LIFE INSURANCE COMPANY
By:	/s/ Violet Osterberg
Name:	Violet Osterberg
Title:	Assistant Vice Presesident
By:	/s/ Matthew A. Levene
Name:	Matthew A. Levene
Title:	Assistant Secretary

SIGNATURE PAGE TO THIRD AMENDMENT

THRIVENT FINANCIAL FOR LUTHERANS
By:	/s/ Christopher Patton
Name:	Christopher Patton
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT

JACKSON NATIONAL LIFE INSURANCE COMPANY
By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company
By:	/s/ Elena S. Unger
Name:	Elena S. Unger
Title:	Vice President

THE PRUDENTIAL ASSURANCE COMPANY LIMITED
By:	PPM America Inc., as attorney in fact, on behalf of The Prudential Assurance Company Limited
By:	/s/ Elena S. Unger
Name:	Elena S. Unger
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Gwendolyn S. Foster
Name:	Gwendolyn S. Foster
Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Gwendolyn S. Foster
Name:	Gwendolyn S. Foster
Title:	Senior Director

SIGNATURE PAGE TO THIRD AMENDMENT

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

SIGNATURE PAGE TO THIRD AMENDMENT

BAND & CO. AS NOMINEE FOR GERBER LIFE INSURANCE COMPANY

By:	/s/ Steven Trager
Name:	Steven Trager
Title:	VP / Account Manager
ITFC Client Services

SIGNATURE PAGE TO THIRD AMENDMENT

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
Name:	Douglas A. Pannier
Title:	Group Head – Private Placements

By:	/s/ Christopher M. Cramer
Name:	Christopher M. Cramer
Title:	Manager – Fixed Income

SIGNATURE PAGE TO THIRD AMENDMENT

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ Mary Beth Cadle
Name:	Mary Beth Cadle
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT

KNIGHTS OF COLUMBUS

By:	/s/ Gilles Marchand
Name:	Gilles Marchand
Title:	VP, Credit Portfolio Manager

SIGNATURE PAGE TO THIRD AMENDMENT

UNUM LIFE INSURANCE COMPANY OF AMERICA
By:	Provident Investment Management, LLC
Its:	Agent
By:	/s/ Ben Vance
Name:	Ben Vance
Title:	Vice President, Senior Managing Director

PROVIDENT LIFE AND CASUALTY INSURANCE COMPANY
By:	Provident Investment Management, LLC
Its:	Agent
By:	/s/ Ben Vance
Name:	Ben Vance
Title:	Vice President, Senior Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY HARTFORD LIFE INSURANCE COMPANY

By:	Hartford Investment Management Company, Their Agent and Attorney-in-Fact

By:	/s/ DAWN BRUNEAU
Name:	DAWN BRUNEAU
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THIRD AMENDMENT

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael I. Bullock
Name:	Michael I. Bullock
Title:	Vice President, Private Placements

THE STATE LIFE INSURANCE COMPANY
By:	American United Life Insurance Company
Its:	Agent

By:	/s/ Michael I. Bullock
Name:	Michael I. Bullock
Title:	Vice President, Private Placements

UNITED FARM FAMILY LIFE INSURANCE COMPANY
By:	American United Life Insurance Company
Its:	Agent

By:	/s/ Michael I. Bullock
Name:	Michael I. Bullock
Title:	Vice President, Private Placements

SIGNATURE PAGE TO THIRD AMENDMENT

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

By:	/s/ Eldwin A. Nichols
Eldwin A. Nichols
Counsel

PRINCIPAL LIFE INSURANCE COMPANY, ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

By:	/s/ Eldwin A. Nichols
Eldwin A. Nichols
Counsel

SIGNATURE PAGE TO THIRD AMENDMENT

Accepted and Agreed to:

BANKERS LIFE AND CASUALTY COMPANY WASHINGTON NATIONAL INSURANCE COMPANY COLONIAL PENN LIFE INSURANCE COMPANY
By:	40|86 Advisors, Inc., Acting as Investment Advisor
By:	/s/ Jesse E. Horsfall
Name:	Jesse E. Horsfall
Title:	SVP

SIGNATURE PAGE TO THIRD AMENDMENT

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By:	/s/ Andrew Ebersole
Name:	Andrew Ebersole
Title:	Head of Private Placements
Sentinel Asset Management, Inc.

SIGNATURE PAGE TO THIRD AMENDMENT

THE PHOENIX INSURANCE COMPANY

By:	/s/ Michael P. Kroening
Name:	Michael P. Kroening
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Philip E. Passafiume
Name:	Philip E. Passafiume
Title:	Director, Fixed Income

SIGNATURE PAGE TO THIRD AMENDMENT

SUN LIFE ASSURANCE COMPANY OF CANADA, ACTING THROUGH ITS U.S. BRANCH

By:	/s/ Usman Bajwa
Name:	Usman Bajwa
Title:	Senior Director
Private Fixed Income

By:	/s/ Stephen Kicinski
Name:	Stephen Kicinski
Title:	Senior Managing Director
Private Fixed Income

SIGNATURE PAGE TO THIRD AMENDMENT

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Lee R. Martin
Lee R. Martin
Vice President

UNITED WORLD LIFE INSURANCE COMPANY

By:	/s/ Lee R. Martin
Lee R. Martin
An Authorized Signer

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Lee R. Martin
Lee R. Martin
Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name:	David Divine
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO THIRD AMENDMENT

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Jessica L. Maizel
Name:	Jessica L. Maizel
Title:	Senior Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Jessica L. Maizel
Name:	Jessica L. Maizel
Title:	Corporate Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name:	Eve Hampton
Title:	Vice President, Investments

By:	/s/ Tad Anderson
Name:	Tad Anderson
Title:	Assistant Vice President, Investments

SIGNATURE PAGE TO THIRD AMENDMENT

PRIMERICA LIFE INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name:	Samuel Otchere
Title:	Director

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA
By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name:	Samuel Otchere
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT

CMFG LIFE INSURANCE COMPANY (f/k/a CUNA Mutual Insurance Society)
By:	MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:	/s/ Anne M. Finucane
Name:	Anne M. Finucane
Title:	Managing Director, Investments

SIGNATURE PAGE TO THIRD AMENDMENT

UNITEDHEALTHCARE INSURANCE COMPANY WESTERN FRATERNAL LIFE ASSOCIATION
By:	Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeler
Name:	Theodore R. Hoxmeler
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

WILCO LIFE INSURANCE COMPANY
By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

SIGNATURE PAGE TO THIRD AMENDMENT